CONFIDENTIAL                                                           DRAFT #10
                                                                        05/18/00
                                                                        10:45 AM


PRESS RELEASE

CONTACT:
Robert B. Henske                              Steve Shevick
Chief Financial Officer                       Vice President, Investor Relations
Synopsys, Inc.                                Synopsys, Inc.
650-584-4744                                  650-584-4880



            SYNOPSYS POSTS FINANCIAL RESULTS FOR SECOND QUARTER 2000

MOUNTAIN VIEW, CALIFORNIA. MAY 18, 2000 - Synopsys Inc., today reported its second quarter results for the period ending April 29, 2000.

Revenue for the second quarter was $204.9 million, compared with revenue for the same period last year of $190.2 million, an increase of 8%. Second quarter earnings before goodwill (EBG), which represents earnings per share on a fully diluted basis excluding amortization of intangible assets and in-process research and development, was $37.4 million, or $0.53 per share, for the second quarter of fiscal 2000, compared with $45.3 million, or $0.61 per share, for the second quarter of fiscal 1999. Net income for the second quarter of fiscal 2000, including amortization of intangible assets and in-process research and development, was $33.6 million, or $0.47 per share, compared with net income of $26.6 million, or $0.36 per share, for the second quarter of fiscal 1999. This represents net income and earnings per share growth of 26% and 31%, respectively.

Revenue for the first six months of fiscal 2000 was $421.7 million, compared with revenue for the same period last year of $370.4 million, an increase of 14%. EBG net income, excluding amortization of intangible assets and in-process research and development, was $88. 1 million or $1.21 per share, compared with EBG net income of $85.7 million, or $1.17 per share for the same period last year. This represents EBG net income and earnings per share growth of 3%.

Net income for the first six months of fiscal 2000, after amortization of intangible assets and in-process research and development, and including unusual charges, was $78.7


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CONFIDENTIAL                                                           DRAFT #10
                                                                        05/18/00
                                                                        10:45 AM


million or $1.08 per share, compared with $67.0 million or $0.92 per share for the same period last year. This represents net income and earnings per share growth of 17%.

     "Synopsys had a very solid second quarter," commented Aart de Geus, Chairman and CEO of Synopsys. "We made significant progress on many fronts, most notably in the deployment of our new Physical Synthesis products. Our customers are seeing tremendous benefits from these products and we are encouraged by the level of interest. During the second quarter we increased our capacity to deploy these products and will continue to expand capacity during the third quarter."

About Synopsys

     Synopsys, Inc. (Nasdaq: SNPS), headquartered in Mountain View, California, creates leading electronic design automation (EDA) tools for the global electronics market. The company delivers advanced design technologies and solutions to developers of complex integrated circuits, electronic systems, and systems on a chip. Synopsys also provides consulting and support services to simplify the overall IC design process and accelerate time to market for its customers. Visit Synopsys at http://www.synopsys.com.

Synopsys' quarterly conference call will be held at 3 p.m. today. A replay of the call will be available through streetfusion.com.


This release may contain forward-looking statements under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. These statements are based on Synopsys' current expectations and beliefs. Actual results could differ materially from the results implied by these statements. Factors that could cause results to differ from these statements include the competitive nature of the electronic design automation industry; price competition; unpredictability of customer reaction to new products; the possibility that new products will reduce demand for existing products; as well as factors identified in documents filed by Synopsys with the Securities and Exchange Commission, specifically the most recent reports on Forms 10-K and 10-Q.


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CONFIDENTIAL                                                           DRAFT #10
                                                                        05/18/00
                                                                        10:45 AM


###

Synopsys is a registered trademark of Synopsys, Inc. All other trademarks mentioned in this release are the intellectual property of their respective owners.


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CONFIDENTIAL                                                           DRAFT #10
                                                                        05/18/00
                                                                        10:45 AM


                                 SYNOPSYS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME (1)
                      (in thousands, except per share data)
                                   (unaudited)

                                                       THREE MONTHS ENDED         SIX MONTHS ENDED
                                                     -----------------------    ----------------------
                                                     APRIL 30,     MARCH 31,    APRIL 30,    MARCH 31,
                                                       2000          1999         2000         1999
                                                     ---------     ---------    ---------    ---------
Revenue:
     Product                                         $ 123,033     $ 116,680    $ 253,582    $ 226,639
     Service                                            81,820        73,506      168,139      143,773
                                                     ---------     ---------    ---------    ---------
         Total revenue                                 204,853       190,186      421,721      370,412
                                                     ---------     ---------    ---------    ---------
Cost of revenue:
     Product                                            10,653         8,311       20,939       15,906
     Service                                            19,273        16,381       37,872       30,492
                                                     ---------     ---------    ---------    ---------
         Total cost of revenue                          29,926        24,692       58,811       46,398
                                                     ---------     ---------    ---------    ---------
Gross margin                                           174,927       165,494      362,910      324,014
                                                     ---------     ---------    ---------    ---------
Operating expenses:
     Research and development                           45,962        39,182       90,229       80,118
     Sales and marketing                                70,395        58,476      137,391      114,054
     General and administrative                         14,033        10,873       26,282       21,965
     Amortization of intangible assets                   3,690         1,470        7,211        1,470
     In-process research and development
       and other costs                                       -        16,267        1,750       16,267
                                                     ---------     ---------    ---------    ---------
         Total operating expenses                      134,080       126,268      262,863      233,874
                                                     ---------     ---------    ---------    ---------
Operating income                                        40,847        39,226      100,047       90,140
Other income, net                                        9,694         9,708       18,634       18,192
                                                     ---------     ---------    ---------    ---------

Income before provision for income taxes                50,541        48,934      118,681      108,332
Provision for income taxes                              16,967        22,313       40,004       41,320
                                                     ---------     ---------    ---------    ---------
Net income                                           $  33,574     $  26,621    $  78,677    $  67,012
                                                     =========     =========    =========    =========
Basic earnings per share:

     Net income                                      $    0.49     $    0.38    $    1.12    $    0.96
                                                     =========     =========    =========    =========

     Weighted average common shares                     69,153        70,286       70,054       69,739
                                                     =========     =========    =========    =========
Diluted earnings per share:

     Net income                                      $    0.47     $    0.36    $    1.08    $    0.92
                                                     =========     =========    =========    =========
     Weighted average common shares
       and equivalents                                  71,089        73,873       72,964       73,207
                                                     =========     =========    =========    =========

(1) On July 15, 1999, the Board of Directors changed the Company fiscal year to end on the Saturday nearest to October 31. Information for the October 1999 transition period was filed with Synopsys' quarterly report on Form 10-Q for the first quarter of fiscal 2000.


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

CONFIDENTIAL                                                           DRAFT #10
                                                                        05/18/00
                                                                        10:45 AM


                    CONDENSED CONSOLIDATED BALANCE SHEETS (1)
                                 (in thousands)
                                   (unaudited)

                                                          APRIL 30,        OCTOBER 31,
                                                            2000              1999
                                                         -----------       -----------
ASSETS
Current assets:
     Cash and cash equivalents                           $   150,611       $   309,394
     Short-term investments                                  466,101           399,995
     Accounts receivable, net                                160,365           130,253
     Prepaid expenses, deferred taxes and other               61,282            66,814
                                                         -----------       -----------
         Total current assets                                838,359           906,456
                                                         -----------       -----------
Property and equipment, net                                  141,302           135,118
Long-term investments                                         83,037            57,651
Intangible assets, net                                        53,451            56,240
Other assets                                                  31,957            22,818
                                                         -----------       -----------
         Total assets                                    $ 1,148,106       $ 1,178,283
                                                         ===========       ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable and accrued liabilities            $    88,098       $    98,976
     Current portion of long-term debt                        12,303             8,658
     Accrued income taxes                                     63,321            50,146
     Deferred revenue                                        140,010           126,758
                                                         -----------       -----------
         Total current liabilities                           303,732           284,538
                                                         -----------       -----------

Long-term debt                                                 1,497            11,304
Deferred compensation                                         15,017             9,844
Stockholders' equity:
     Capital stock                                           556,718           542,760
     Retained earnings                                       398,480           349,192
     Treasury stock, at cost                                (147,315)          (28,589)
     Accumulated other comprehensive income                   19,977             9,234
                                                         -----------       -----------
         Total stockholders' equity                          827,860           872,597
                                                         -----------       -----------
         Total liabilities and stockholders' equity      $ 1,148,106       $ 1,178,283
                                                         ===========       ===========

(1) On July 15, 1999, the Board of Directors changed the Company fiscal year to end on the Saturday nearest to October 31. Information for the October 1999 transition period was filed with Synopsys' quarterly report on Form 10-Q for the first quarter of fiscal 2000.


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

CONFIDENTIAL                                                           DRAFT #10
                                                                        05/18/00
                                                                        10:45 AM


                                 SYNOPSYS, INC.

          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (1)(2)
                      (in thousands, except per share data)
                                   (unaudited)

                                                       THREE MONTHS ENDED          SIX MONTHS ENDED
                                                     -----------------------    ----------------------
                                                     APRIL 30,     MARCH 31,    APRIL 30,    MARCH 31,
                                                       2000          1999         2000         1999
                                                     ---------     ---------    ---------    ---------
Revenue:
     Product                                         $ 123,033     $ 116,680    $ 253,582    $ 226,639
     Service                                            81,820        73,506      168,139      143,773
                                                     ---------     ---------    ---------    ---------
         Total revenue                                 204,853       190,186      421,721      370,412
                                                     ---------     ---------    ---------    ---------
Cost of revenue:
     Product                                            10,653         8,311       20,939       15,906
     Service                                            19,273        16,381       37,872       30,492
                                                     ---------     ---------    ---------    ---------
         Total cost of revenue                          29,926        24,692       58,811       46,398
                                                     ---------     ---------    ---------    ---------
Gross margin                                           174,927       165,494      362,910      324,014
                                                     ---------     ---------    ---------    ---------
Operating expenses:
     Research and development                           45,962        39,182       90,229       80,118
     Sales and marketing                                70,395        58,476      137,391      114,054
     General and administrative                         14,033        10,873       26,282       21,965
                                                     ---------     ---------    ---------    ---------
         Total operating expenses                      130,390       108,531      253,902      216,137
                                                     ---------     ---------    ---------    ---------
Operating income                                        44,537        56,963      109,008      107,877
Other income, net                                        9,694         9,708       18,634       18,192
                                                     ---------     ---------    ---------    ---------

Income before provision for income taxes                54,231        66,671      127,642      126,069
Provision for income taxes                              16,812        21,334       39,569       40,341
                                                     ---------     ---------    ---------    ---------
Net income                                           $  37,419     $  45,337    $  88,073    $  85,728
                                                     =========     =========    =========    =========
Basic earnings per share:
     Net income                                      $    0.54     $    0.65    $    1.26    $    1.23
                                                     =========     =========    =========    =========
     Weighted average common shares                     69,153        70,286       70,054       69,739
                                                     =========     =========    =========    =========
Diluted earnings per share:
     Net income                                      $   0. 53     $    0.61    $    1.21    $    1.17
                                                     =========     =========    =========    =========
     Weighted average common shares
       and equivalents                                  71,089        73,873       72,964       73,207
                                                     =========     =========    =========    =========

(1) On July 15, 1999, the Board of Directors changed the Company fiscal year to end on the Saturday nearest to October 31. Information for the October 1999 transition period was filed with Synopsys' quarterly report on Form 10-Q for the first quarter of fiscal 2000.

(2) Amounts and per share data for the periods presented exclude amortization of intangible assets and in-process research and development.


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